Exhibit 10.1

AMENDMENT, dated as of September 18, 2006 (this “Amendment ), to (a) the Credit Agreement dated as of October 3, 2005 the (“Credit Agreement”), among PENN NATIONAL GAMING, INC. (the “Borrower”), the subsidiary guarantors party thereto from time to time (the “Guarantors” and, together with the Borrower, the “Pledgors”), the lenders from time to time party thereto (the “Lenders”), the L/C Lenders party thereto, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS CREDIT PARTNERS L.P. and LEHMAN BROTHERS INC., as joint lead arrangers and joint bookrunners (in such capacities, together with their respective successors in such capacities, “Lead Arrangers”), GOLDMAN SACHS CREDIT PARTNERS L.P. and LEHMAN COMMERCIAL PAPER INC., as co-syndication agents (in such capacities, together with their respective successors in such capacities, “Co-syndication Agents”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as swingline lender (in such capacity, together with its successors in such capacity, “Swingline Lender”),  as administrative agent (in such capacity, together with its successors in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, together with its successors in such capacity, “Collateral Agent”), and CALYON NEW YORK BRANCH, WELLS FARGO BANK, NATIONAL ASSOCIATION and BANK OF SCOTLAND as co-documentation agents (in such capacities, together with their respective successors in such capacities, “Co-Documentation Agents”), (b) the Security Agreement dated as of October 3, 2005 among the Pledgors and the Collateral Agreement (the “Security Agreement”), (c) each Ship Mortgage (as defined in the Credit Agreement) entered into by any Pledgors (as defined in the Credit Agreement) and (d) each Mortgage (as defined in the Credit Agreement) entered into by any Pledgors.

A.            Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower pursuant to the terms and subject to the conditions set forth therein.

B.            The Borrower has requested that the Required Lenders agree, subject to the conditions and terms set forth in this Amendment, to amend the Credit Agreement, as set forth below.

C.            The Required Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

D.            Pursuant to the Security Agreement, the Pledgors have granted the Lenders a security interest in the Pledged Collateral (as defined in the Security Agreement).

E.             The Pledgors have requested that the Collateral Agent and the Required Lenders agree, subject to the conditions and terms set forth in the Amendment, to amend the Security Agreement as set forth below.

F.             The Collateral Agent and the Required Lenders are willing to amend the Security Agreement pursuant to the terms and subject to the conditions set forth herein.

G.            Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement or the Security Agreement, as applicable.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.              Amendment to Section 2.01(d) of the Credit Agreement.  The first sentence of Section 2.01(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“No more than twenty-five separate Interest Periods in respect of LIBOR Loans may be outstanding at any one time.”

SECTION 2.              Amendment to Section 8.22. Section 8.22 of the Credit Agreement is hereby amended by adding the following to the end of the sentence:

“, except, with respect to wind and flood damage insurance on any property for any insurance coverage period, to the extent that the Borrower has demonstrated to the reasonable satisfaction of the Administrative Agent that such coverage is not available to the Borrower and/or its Restricted Subsidiaries on such property on commercially reasonable terms”.

SECTION 3.              Amendment to Section 9.02(a).  Section 9.02(a) of the Credit Amendment is hereby amended by adding the following between “shall” and “maintain” in the first line thereof:

“, except, with respect to wind and flood damage insurance on any property for any insurance coverage period, to the extent that the Borrower has demonstrated to the reasonable satisfaction of the Administrative Agent that such coverage is not available to the Borrower and/or its Restricted Subsidiaries on such property on commercially reasonable terms,”.

SECTION 4.              Amendment to Section 10.06.  Section 10.06 of the Credit Agreement is hereby amended by deleting the “and” before clause (g) and replacing it with a “,” and by adding the following after “Borrower” and before the “.” at the end of Section 10.06:

“and (h) the Borrower may purchase, redeem, acquire or repurchase its Equity Interests in an aggregate amount not to exceed $200.0 million minus the amount paid in respect of principal and premium for Indebtedness purchased, redeemed, retired, acquired, cancelled or terminated under Section 10.10 (m).”

SECTION 5.              Amendment to Section 10.08(d).  Section 10.08(d) of the Credit Agreement is hereby amended by deleting in its entirety clause (viii) thereof and replacing clause (viii) thereof with the following:

“(viii) the Capital Expenditures set forth on Schedule 10.08(d); provided, however, that (A) the aggregate Capital Expenditure amount for any single Gaming Facility listed on Schedule 10.08(d) (excluding amounts expended pursuant to clauses (i) through and including (vi) above in this Section 10.08(d)) may not exceed $525.0 million and (B) the aggregate Capital Expenditure amounts expended pursuant to this clause (viii) in respect of all Gaming Facilities listed on Schedule 10.08(d) during the term of this Agreement may not exceed $1,212.5 million (the “Specified Cap Ex Amount”) plus any portion of the Initial Cap Ex Amount

(without giving effect to any increase of the Initial Cap Ex Amount pursuant to the proviso in such clause (vii)) not used.”

SECTION 6.              Amendment to Schedule 10.08(d).  Schedule 10.08(d) to the Credit Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE 10.08(d)

Gaming Facility	Capital Expenditure Amount*
Charles Town Facility	$136,000,000
Penn National Race Course Phase 1	$310,000,000
Penn National Race Course Phase 2	$50,000,000
Penn National Race Course Phase 3	$100,000.000
Bangor Facility	$175,000,000
Boomtown Casino	$5,000,000
Kansas City Facility	$75,000,000
Lawrenceburg Facility	$310,000,000
Lease Repurchase	$1,500,000
Contingency	$50,000,000
Total	$1,212,500,000

* Subject to limitation set forth in Section 10.08(d) and as provided in Section 10.08(d), it is understood that any portion of the Capital Expenditure amount set forth in the table above with respect to any Gaming Facility referred to in such table that is not used for such Gaming Facility may be used for any other Gaming Facility referred to therein.

SECTION 7.              Amendment to Section 10.10 of the Credit Agreement. Section 10.10 of the Credit Agreement is hereby amended by deleting the “and” after clause (k) and by adding the following after “Acquisitions” and before the “.” at the end of Section 10.10:

“; and (m) the purchase, redemption, retirement, acquisition, cancellation or termination of  Indebtedness up to an aggregate principal amount (or accreted value) plus premium not to exceed $200 million minus the amount of Restricted Payments made under Section 10.06 (h)”

SECTION 8.              Amendments to the Security Agreement.

(a)           The definition of “Excluded Collateral” contained in Section 1.1 of the Security Agreement is hereby amended by (x) deleting the word “and” which appears at the end of clause (iii) of such definition and (y) inserting the following at the end of such definition:

“, (v)(i) all funds, monies or other amounts derived from the operation of Gaming Facilities in the Commonwealth of Pennsylvania and owing to the Commonwealth of Pennsylvania on or with respect to gaming revenues under the Pennsylvania Race Horse Development and Gaming Act, any rules or regulations promulgated thereunder or any successor statute, rule or regulation and (2) all accounts established for, or for the benefit of, the Commonwealth of Pennsylvania into which monies, funds or other  amounts from the operation of Gaming Facilities are paid, in order to satisfy obligations with respect to gaming revenue owing to the Commonwealth of Pennsylvania under the Pennsylvania Race Horse Development and Gaming Act, any rules or regulations promulgated thereunder or any successor statute, rule or regulation and (vi) any property or assets to the extent the granting of a Lien on such property or assets is not permitted under applicable Gaming Laws of any Future Jurisdiction, including as a result of  interpretations of such Gaming Laws by the applicable Gaming Authorities in any applicable jurisdiction; provided that, with respect to this clause (vi), such property or assets will cease to constitute Excluded Collateral at the time a Lien on such property or assets under this Agreement is permitted under applicable Gaming Laws (including, as a result of all required approvals from applicable Gaming Authorities or Governmental Authorities).”

(b)           The following definition is hereby added in Section 1.1 of the Security Agreement between the definitions of “FR Park Note” and “General Intangibles”:

“Future Jurisdiction” shall mean any jurisdiction where the Borrower or any Restricted Subsidiary conducts  gambling operations, other than jurisdictions where the Borrower or any Restricted Subsidiary conducts gambling operations (excluding horse racing or off track wagering) as of September 1, 2006.”

(c)           Section 11.2(i) of the Security Agreement is hereby amended by deleting such clause (i) in its entirety.

SECTION 9.              Amendments to Credit Agreement, Mortgages and Ship Mortgages.  For all purposes of the Credit Agreement, any Mortgage, any Ship Mortgage and any other Credit Document, each and all provisions in such agreements that require the Borrower or any Subsidiary of the Borrower to obtain or maintain any wind or flood damage insurance on its Properties shall be deemed to be qualified by the existence and availability, of any such insurance on commercially reasonable terms (as determined by the Borrower in good faith and, to the extent unavailable on commercially reasonable terms, as demonstrated to the reasonable satisfaction of the Administrative Agent).

SECTION 10.            Representations and Warranties.  Each Credit Party represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)           This Amendment has been duly executed and delivered by such Credit Party and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(b)           After giving effect to this Amendment, the representations and warranties of each Credit Party set forth in the Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c)           Immediately after giving effect to this Amendment, no Default or  Event of Default has occurred and is continuing.

SECTION 11.            Obligations of Borrower.              The Borrower shall reimburse the Administrative Agent and the Collateral Agent for all costs and expenses incurred in connection with this Amendment, including the fees and expenses of counsel to the Administrative Agent and the Collateral Agent.

SECTION 12.            Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)           The Administrative Agent (or its counsel) shall have received from the Required Lenders, the Borrower, the Guarantors and the Collateral Agent, a counterpart of this Amendment signed on behalf of such party;

(b)           All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Administrative Agent;

(c)           The representations and warranties in Section 11 of this Amendment shall be true and correct; and

(d)           the Borrower shall have receipt of approvals required for this Amendment from any applicable Gaming Authority.

Upon satisfaction of the conditions precedent set forth above, the Administrative Agent shall promptly notify the Borrower and the Lenders of its determination that this Amendment has become effective, which determination shall, absent manifest error, be conclusive and binding on the Borrower and the Lenders for all purposes.

SECTION 13.            Credit Agreement and Security Agreement.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Credit Party under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document.  Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  After the Amendment Effective Date, any reference to (i) the Credit Agreement shall mean the Credit Agreement as modified hereby, provided that any reference in the Credit Agreement to the date of the Credit Agreement, as modified hereby, shall in all instances remain as of October 3, 2005, and references in the Credit Agreement to “the date hereof” and “the date of this Agreement,” and phrases of similar import, shall in all instances be and continue to refer to October 3, 2005, and not the date of this Amendment and (ii) the Security Agreement shall mean the Security Agreement as modified hereby, provided that any reference in the Security Agreement to the date of the Security Agreement, as modified hereby, shall in all instances remain as of October 3, 2005, and references in the Security Agreement to “the date hereof” and “the date of this Agreement,” and phrases of similar import, shall in all instances be and continue to refer to October 3, 2005, and not the date of this Amendment.  This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 14.            Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

SECTION 15.            Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

SECTION 16.            Headings.  The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

SECTION 17.            Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

DEUTSCHE BANK SECURITIES INC.,
as Joint Lead Arranger and Joint Bookrunner

By:	/s/Andrew Goldman
Name: Andrew Goldman
Title: Managing Director

By:	/s/Richard Grellier
Name: Richard Grellier
Title: Managing Director

Address for Notices:
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Attention: Mary Kay Coyle
email: marykay.coyle@db.com
Tel: 212-250-6039
Fax: 212-797-5690

and

Deutsche Bank Securities Inc.
90 Hudson Street, M/S JCY05-0199
Jersey City, NJ 07302
Attention: Deirdre Wall
email: deirdre.wall@db.com
Tel: 201-593-2170
Fax: 201-593-2309

LEHMAN BROTHERS, INC.
as Joint Lead Arranger and Joint Bookrunner

By:	/s/Diane Albanese
Name: Diane Albanese
Title: Authorized Signatory

Address for Notice:
Lehman Commercial Paper Inc.
745 Seventh Avenue
New York, New York, 10019
Attention:
Email:

LEHMAN COMMERCIAL PAPER INC.,
as Lender

By:	/s/Diane Albanese
Name: Diane Albanese
Title: Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, Swingline Lender, Collateral Agent and Lender

By:	/s/Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

By:	/s/Brenda Casey
Name: Brenda Casey
Title: Director

Address for Notices:
Deutsche Bank Trust Company Americas
60 Wall Street
New York, New York 10005
Email:

CALYON NEW YORK BRANCH,
as Co-Documentation Agent and Lender

By:	/s/Dianne M. Scott
Name: Dianne M. Scott
Title: Managing Director

By:	/s/F. Frank Herrera
Name: F. Frank Herrera
Title: Director

Address for Notices:

Calyon Los Angeles Branch
515 South Flower Street, Suite 2200
Los Angeles, CA 90071

Email: frank.herrera@us.calyon.com

WELLS FARGO BANK, NATIONAL ASSOCIATION, as
Co-Documentation Agent, Lender and L/C Lender

By:	/s/Greg Rossiter
Name: Greg Rossiter
Title: AVP

Address for Notice:

Wells Fargo Gaming Division
5340 Kietzke Lane #201
Reno, NV 89511

Email: Stephen.buntin@wellsfargo.com

BANK OF SCOTLAND, as Co-Documentation Agent and Lender

By:	/s/ Karen Weich
Name: Karen Weich
Title: Assistant Vice President

Address for Notice:

Bank of Scotland
565 Fifth Avenue
New York, New York 10019
Attn: Victoria McFadden

Email: victoriamcfadden@bankofscotlandusa.com

* ,
as Lender

By:
Name:
Title:

Address for Notice:

Email:

*              Form of signature page executed by the other lenders party to this amendment.

PENN NATIONAL GAMING, INC.

By:	/s/ Robert S. Ippolito
Name: Robert S. Ippolito
Title:Sec/Treas

Address for Notices for Borrower and each Subsidiary Guarantor:

Penn National Gaming, Inc.
825 Berkshire Boulevard
Suite 200
Wyomissing, Pennsylvania 19610

Contact person:
Facsimile No.:
TelephoneNo.:
Email:
Website: www.pngaming.com

SUBSIDIARY GUARANTORS:
BSL, INC.
BTN, INC.
CHC CASINOS CORP.
CRC HOLDINGS, INC.
HOLLYWOOD CASINO CORPORATION
HWCC-TUNICA, INC.
LOUISIANA CASINO CRUISES, INC.
MOUNTAINVIEW THOROUGHBRED
RACING ASSOCIATION
PENN BULLPEN, INC.
PENN BULLWHACKERS, INC.
PENN NATIONAL HOLDING COMPANY
PENNSYLVANIA NATIONAL TURF
CLUB, INC.
ARGOSY GAMING COMPANY
THE INDIANA GAMING COMPANY
INDIANA GAMING HOLDING COMPANY
THE MISSOURI GAMING COMPANY
OHIO RACING COMPANY
RACEWAY PARK, INC.
CRAZY HORSES, INC.
For each of the foregoing entities:

By:	/s/ Robert S. Ippolito
Name: Robert S. Ippolito
Title: Treasurer

PNGI CHARLES TOWN GAMING
LIMITED LIABILITY COMPANY

By:	Penn National Holding Company,
Its Managing Member

By: /s/ Robert S. Ippolito
Name: Robert S. Ippolito
Title: Treasurer

PNGI CHARLES TOWN FOOD & BEVERAGE LIMITED LIABILITY
   COMPANY

By:          /s/ Robert S. Ippolito
                Name:     Robert S. Ippolito
                Title:       Manager

INDIANA GAMING II, L.P.

By:          Indiana Gaming Holding Company
Its:          General Partner

By:          /s/ Robert S. Ippolito
                Name:     Robert S. Ippolito
                Title:       Treasurer

INDIANA GAMING COMPANY, L.P.

By:          The Indiana Gaming Company
Its:          General Partner

By:          /s/ Robert S. Ippolito
                Name:     Robert S. Ippolito
                Title:       Treasurer

PENN NATIONAL GSFR, LLC

By:          Penn National Gaming, Inc.
Its:          Sole Member

By:          /s/ Robert S. Ippolito
                Name:     Robert S. Ippolito
                Title:       Treasurer

ALTON GAMING COMPANY
ARGOSY OF IOWA, INC.
BANGOR ACQUISITION CORP.
BANGOR HISTORIC TRACK, INC.
EMPRESS CASINO JOLIET CORPORATION
HOLLYWOOD CASINO-AURORA, INC.
IOWA GAMING COMPANY

By:          /s/Kevin DeSanctis
                Name:     Kevin DeSanctis
                Title:       President

BELLE OF SIOUX CITY, L.P.

By:          Iowa Gaming Company
Its:          General Partner

By:          /s/ Kevin DeSanctis
                Name:     Kevin DeSanctis
                Title:       President